                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Anixter International Inc. (the "Company") on Form 10-Q for the period ending September 29, 2006 as filed with the Securities and Exchange Commission on the date here of ("the Report") I, Dennis J. Letham, Senior Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/  Dennis J. Letham
--------------------------------------------------------------
     Dennis J. Letham
     Senior Vice President-Finance and Chief Financial Officer
     November 2, 2006